CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of the FMI Mutual Funds, Inc. hereby certifies, to such officer's knowledge, that the report on Form N-CSR of the FMI Mutual Funds, Inc. for the period ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition
and results of operations of the FMI Mutual Funds, Inc.             .

/s/ Ted D. Kellner
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Ted D. Kellner
Chief Executive Officer and
Chief Financial Officer
FMI Mutual Funds, Inc.

Dated:   8/22/03
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A signed original of this written statement required by Section 906 has been provided by the FMI Mutual Funds, Inc. and will be retained by the FMI Mutual Funds, Inc. and furnished to the SEC or its staff upon request.